SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest reported event): November 10, 2014

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BEAZER HOMES USA, INC.
(Exact name of registrant as specified in its charter)

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Delaware	001-12822	54-2086934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1000 Abernathy Road, Suite 260
Atlanta Georgia 30328
(Address of Principal Executive Offices)
(770) 829-3700
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
On November 10, 2014, the Board of Directors (the “Board”) of Beazer Homes USA, Inc. (the “Company”) announced that Brian C. Beazer will step down as Non-Executive Chairman of the Board in February 2015. He will be succeeded by Stephen P. Zelnak, Jr., a current member of the Board, subject to Mr. Zelnak’s re-election to the Board at the Company’s annual meeting of stockholders scheduled for February 4, 2015.
At the unanimous request of the Board, Mr. Beazer, who has served in the role of Non-Executive Chairman since the Company’s initial public offering in 1994, will stand for re-election to the Board at the 2015 annual meeting. If elected, Mr. Beazer has agreed to serve as a director and as Chairman Emeritus.
A copy of the press release announcing the planned transition in Board leadership is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

99.1	Press Release dated November 10, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAZER HOMES USA, INC.

Date: November 10, 2014	By:	/s/ Kenneth F. Khoury
Kenneth F. Khoury Executive Vice President, General Counsel and Chief Administrative Officer